UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	98-1535773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

110 East 59th Street New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 13, 2025, Royalty Pharma plc (the “Company”) issued a presentation to provide a corporate update in conjunction with its participation at the 43rd Annual J.P. Morgan Healthcare Conference in San Francisco, CA (the “Investor Presentation”). A copy of the Investor Presentation is furnished as Exhibit 99.1 hereto and is incorporated in this Item 7.01 by reference.

The information included under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically incorporated by reference into any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this document unless stated otherwise, and neither the delivery of this document at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This document contains statements that constitute “forward-looking statements” as that term is defined in the United States Private Securities Litigation Reform Act of 1995, including statements that express the company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. Examples include discussion of Royalty Pharma’s strategies, financing plans, growth opportunities, market growth, and plans for capital deployment, plus the benefits of the Transaction (as defined in the Current Report on Form 8-K filed with the SEC on January 10, 2025), including cash savings, enhanced alignment with shareholders, increased investment returns, expectations regarding management continuity, transparency and governance, and the benefits of simplification to its structure. In some cases, you can identify such forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “target,” “forecast,” “guidance,” “goal,” “predicts,” “project,” “potential” or “continue,” the negative of these terms or similar expressions. Forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to the company. However, these forward-looking statements are not a guarantee of Royalty Pharma’s performance, and you should not place undue reliance on such statements, including because the Transaction is subject to shareholder approval. Forward-looking statements are subject to many risks, uncertainties and other variable circumstances, and other factors. Such risks and uncertainties may cause the statements to be inaccurate and readers are cautioned not to place undue reliance on such statements. Many of these risks are outside of Royalty Pharma’s control and could cause its actual results to differ materially from those it thought would occur. The forward-looking statements included in this document are made only as of the date hereof. Royalty Pharma does not undertake, and specifically declines, any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law. For further information, please reference Royalty Pharma’s reports and documents filed with the U.S. Securities and Exchange Commission (“SEC”) by visiting EDGAR on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the Transaction, Royalty Pharma will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be sent to the shareholders of Royalty Pharma seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING ROYALTY PHARMA, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov/cgi-bin/browse-edgar?CIK=1802768&owner=exclude. Copies of documents filed with the SEC by Royalty Pharma will be made available free of charge by accessing its website at https://www.royaltypharma.com/investors/ or by contacting Royalty Pharma via email by sending a message to ir@royaltypharma.com.

Participants in the Solicitation

Royalty Pharma and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Royalty Pharma in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Royalty Pharma and other persons who may be deemed to be participants in the solicitation of shareholders of Royalty Pharma in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of Royalty Pharma and their ownership of Royalty Pharma common shares is also set forth in Royalty Pharma’s definitive proxy statement in connection with its 2024 Annual General Meeting of Shareholders, as filed with the SEC on April 25, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1802768/000114036124022029/ny20020881x1_def14a.htm) and in Royalty Pharma’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1802768/000180276824000012/rprx-20231231.htm). Information about the directors and executive officers of Royalty Pharma, their ownership of the Royalty Pharma common shares, and Royalty Pharma’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners,” and “Certain Relationships and Related Party Transactions” included in Royalty Pharma’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 15, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1802768/000180276824000012/rprx-20231231.htm), and in the sections entitled “Certain Relationships and Related Party Transactions,” and “Security Ownership of Certain Beneficial Owners,” included in the Company’s definitive proxy statement in connection with its 2024 Annual General Meeting of Shareholders, as filed with the SEC on April 25, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1802768/000114036124022029/ny20020881x1_def14a.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROYALTY PHARMA PLC

Date: January 13, 2025	By:	/s/ Terrance Coyne
Terrance Coyne
Chief Financial Officer

Exhibit 99.1

J.P. Morgan Healthcare Conference January 2025 2

Forward Looking Statements This presentation has been prepared by Royalty Pharma plc (the “Company”), is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains statements that constitute “forward-looking statements” as that term is defined in the United States Private Securities Litigation Reform Act of 1995, including statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. Examples include discussion of our strategies, financing plans, growth opportunities and market growth, plus the benefits of the internalization transaction, including cash savings, enhanced alignment with shareholders, increased investment returns, expectations regarding management continuity, transparency and governance, and the benefits of simplification to its structure. In some cases, you can identify such forward- looking statements by terminology such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “target,” “forecast,” “guidance,” “goal,” “predicts,” “project,” “potential” or “continue,” the negative of these terms or similar expressions. Forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to the Company. However, these forward-looking statements are not a guarantee of the Company’s performance, and you should not place undue reliance on such statements. Forward-looking statements are subject to many risks, uncertainties and other variable circumstances, and other factors. Such risks and uncertainties may cause the statements to be inaccurate and readers are cautioned not to place undue reliance on such statements. Many of these risks are outside of the Company’s control and could cause its actual results to differ materially from those it thought would occur. The forward-looking statements included in this presentation are made only as of the date hereof. The Company does not undertake, and specifically declines, any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. For further information, please see the Company’s reports and documents filed with the U.S. Securities and Exchange Commission (“SEC”) by visiting EDGAR on the SEC’s website at www.sec.gov. 3

Achievements Internalization Capital Deployment Returns Capital Allocation Key achievements reflect strong business momentum (1) • 2024 Portfolio Receipts expected to be ~$2.8bn, at high end of previous guidance range Financial • 2024 Royalty Receipts growth expected to be ~13% • Added royalties on eight new therapies in 2024, including four development-stage royalties Portfolio (2) • Positive portfolio updates; development-stage peak royalty potential of >$1.2bn • Announced value of transactions of ~$2.8bn across eight deals (~$2.8bn of Capital Deployment) Capital (3) Allocation • New $3 billion share repurchase program and intent to repurchase $2 billion in 2025 • Royalty Pharma to acquire its external manager (RP Management) and become an integrated company Internalization • Cumulative 10-year cash savings of >$1.6bn; strengthens shareholder alignment, improves governance 1. Previous Portfolio Receipts guidance was between $2.75 billion to $2.8 billion and provided with Royalty Pharma’s third quarter 2024 financial results. 2. Based on analyst research estimates and marketer guidance for late-stage therapies in Royalty Pharma’s development-stage pipeline. 4 3. Subject to market conditions; total value repurchased will depend on share’s discount to intrinsic value.

Achievements Internalization Capital Deployment Returns Capital Allocation Internalizing the Manager is the next step in our evolution Royalty Pharma evolution (1996 to present) Integrated public Externally company managed public Expanded investment company Ongoing scope business Internalizing management company Fund structure 1996 to 2003 2004 to 2011 2012 to 2020 2020 to 2025 2025 and beyond Our predecessor was founded in 1996 and we were incorporated under the laws of England and Wales on February 6, 2020. 5

Achievements Internalization Capital Deployment Returns Capital Allocation Internalization expected to result in significant cash savings Acquiring the Manager for ~$1.1bn total consideration Benefits include significant savings expected to grow over time >$1.6bn and Cumulative cash savings growing Consideration Amount Details (1) Cash ~$100m - Annual savings of >$175m Assumption of existing Manager debt is Debt $380m leverage neutral to Royalty Pharma Annual savings Shares ~24.5m Equity vests over 5 to 9 years of >$100m Majority of total consideration paid in Total ~$1.1bn Royalty Pharma equity over time 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Cumulative Additional Shares 1.1 4.2 8.3 12.4 16.4 19.8 21.7 22.8 24.0 24.5 (2) from Vesting 1. Royalty Pharma will pay the RP Management, LLC (the “Manager”) $200 million in cash less any management fee paid to the Manager from January 1, 2025 through the closing of the transaction. The transaction is estimated to close during the second quarter of 2025 and the management fees paid through the closing is expected to be approximately $100 million. 6 2. Reflects estimated impact of equity consideration on weighted average diluted share count for each year. Figures based on $26.20 share price (RPRX closing price as of 1/8/2025); actual vesting schedule may vary as purchase price allocation to 5- and 9-year vesting portions will be based on share price at transaction close. Assumes transaction close in Q2 2025.

Achievements Internalization Capital Deployment Returns Capital Allocation Multiple benefits from internalizing the Manager Benefits Cash savings are expected to be >$100m in 2026 and >$175m in 2030, compared to status quo, with cumulative savings of Savings >$1.6bn over ten years Extinguishment of the management fee enhances returns to shareholders on investments Returns Responsive to investor feedback that the externally managed structure is an impediment to investing in Royalty Pharma; Valuation Internalizing the Manager could expand Royalty Pharma’s shareholder base and enhance valuation over time Majority of total consideration consists of equity vesting over 5 to 9 years, replacing cash bonuses to senior management Alignment through 2033; extinguishing the management fee largely for equity further strengthens alignment Employees of RP Management become part of integrated company, ensuring long-term continuity of personnel and Continuity operations; 5 to 9 year vesting of equity consideration maximizes retention Greater Board oversight on executive compensation and succession furthers commitment to robust governance Governance New integrated structure will reduce complexity, ease comparability with other companies and enhance transparency Simplification 7 Strategic Financial

Achievements Internalization Capital Deployment Returns Capital Allocation Announced $2.8 billion of royalty transactions in 2024 2024 Royalty Pharma investment activity >440 initial reviews 153 CDAs signed 99 in-depth reviews 42 proposals submitted Executed 8 transactions for $2.8bn Maintained strong financial discipline: ~2% of initial reviews resulted in an acquired royalty 8

Achievements Internalization Capital Deployment Returns Capital Allocation (1) Strong early performance of recent transactions (2) Percent change in 2025 consensus sales since acquisition Development-stage therapies (Transactions since 2020; approved therapies) (Transactions since 2020; select events) Therapy Indication Event Status 86% aficamten oHCM Phase 3 results 35% seltorexant depression Phase 3 results (3) 34% pelabresib myelofibrosis Phase 3 results (4) Tremfya Crohn’s disease Phase 3 results 33% (8) TEV-‘749 schizophrenia Phase 3 results 30% BCX10013 PNH Phase 1 results 28% otilimab rheumatoid arthritis Phase 3 results 11% gantenerumab Alzheimer’s disease Phase 3 results CF franchise trontinemab 7% Alzheimer’s disease Phase 1b/2a data (gantenerumab brain shuttle) 7% (9) schizophrenia Phase 2b data MK-8189 (5) -1% Voranigo glioma FDA approval -18% Cobenfy schizophrenia FDA approval (6) -20% Tremfya ulcerative colitis FDA approval Zavzpret migraine FDA approval -37% Airsupra asthma FDA approval (7) Discontinued development and marketing excluding U.S. & China Evrysdi SMA FDA approval oHCM: obstructive hypertrophic cardiomyopathy; UC: ulcerative colitis; PNH: paroxysmal nocturnal hemoglobinuria; SMA: Spinal muscular atrophy; NDA: New Drug Application 1. Recent transactions include transactions since 2020. 2. Consensus sales sourced from Visible Alpha as of January 2025 and includes therapies with consensus available at the time of the deal and now. 3. Change in Evrysdi consensus sales is from date of initial PTC transaction (July 20, 2020). 4. Change in Orladeyo consensus sales is from date of initial BioCryst transaction (December 7, 2020). 5. Change in Erleada consensus sales is from date of second Erleada transaction (June 5, 2023). 6. Reflects U.S. sales of Skytrofa. 7. Blueprint Medicines press release, January 8, 2024. 8. Teva reported positive Phase 3 9 efficacy results on May 8, 2024. Long-term safety data is expected in H1 2025. 9. In October 2024, Merck updated its public disclosures to remove MK-8189 from its pipeline chart and Royalty Pharma does not anticipate making a further investment in this program. Regulatory Clinical

Achievements Internalization Capital Deployment Returns Capital Allocation Significant growth and diversity of development-stage pipeline Annual Capital Deployment Pipeline evolution since IPO Strong diversity of pipeline (1) (~$25bn in cumulative Capital Deployment) (by number of therapies) (by number of therapies) ~5x 0 Immunology 100% 64% Rare disease Cardiology 14 Cancer 9 36% 3 Neurology Psychiatry 0% 2012 ‘20 ‘21 ‘22 ‘23 ‘24 June 2020 December 2021 Current Approved Development-stage 1. As of January 2025. 10

Achievements Internalization Capital Deployment Returns Capital Allocation Big products with world class marketers and large royalties Potential first- or Potential peak sales Potential peak Expected Therapy Lead indication Marketer (1) (2) best-in-class (non risk adjusted) royalties launch year frexalimab multiple sclerosis Sanofi >$5bn >$400m 2028 olpasiran cardiovascular disease Amgen ~$3bn >$250m 2027 aficamten hypertrophic cardiomyopathy Cytokinetics ~$4bn >$175m 2025 pelacarsen cardiovascular disease Novartis >$3bn ~$150m 2026 seltorexant depression Johnson & Johnson >$3bn >$150m 2025 hereditary angioedema deucrictibant Pharvaris >$1bn >$55m 2027 TEV-’749 schizophrenia Teva ~$1bn ~$35m 2026 pelabresib myelofibrosis Novartis ~$1bn ~$30m 2026 Total (select late-stage therapies in development): >$21bn >$1.2bn Excludes trontinemab (Alzheimer’s) Note: the midpoint is used where ranges are shown. 1. Potential peak sales for frexalimab, pelacarsen, and seltorexant based on marketer guidance; potential peak sales for olpasiran, deucrictibant, aficamten, TEV-’749 and pelabresib based on analyst research estimates. 2. Expected launch year for frexalimab, pelacarsen, aficamten, and TEV-’749 based on marketer guidance; expected launch year for olpasiran, deucrictibant, seltorexant and pelabresib 11 based on analyst research estimates.

Achievements Internalization Capital Deployment Returns Capital Allocation New funding paradigm emerging for biopharma Company % capital raised Total Significant benefits of diversified capital (1) Financial flexibility tailored to company’s needs ~$3.8bn 30% Scale of capital needed may only be available through diversified sources (2) 20% ~$1.6bn Optionality during all market environments (3) 26% Proprietary insights potentially shared on development ~$3.2bn program and/or commercial market Long-term partner that can support company’s needs (4) 13% ~$1.9bn throughout their growth journey Debt RP partnership Equity Other / Pharma partnership Royalties are a growing part of successful biotech’s diversified capital structure Note: estimates based on publicly available information as of date of announced transaction. Royalty Pharma partnerships assume fully drawn facilities and maximum transaction value. Other primarily includes upfront payments. 12 1. Capital raised since Cytokinetics expanded license agreement with Amgen, June 12, 2013. 2. Capital raised since BioCryst’s December 2012 corporate restructuring to focus strategy on advancing hereditary angioedema program. 3. Capital raised since Biohaven’s May 2017 IPO. Only includes upfront payment from Pfizer partnership. 4. Capital raised since January 1, 2013.

Achievements Internalization Capital Deployment Returns Capital Allocation Synthetic royalties are an attractive funding modality Benefits to biopharma partner Debt Equity Royalty Non-dilutive to equity / preserves equity upside Customized and tailored funding solutions Independent validation of therapy’s value to patients Share risk of development and/or commercialization No financial covenants Long-term alignment of interests Value add through proprietary analytics Synthetic royalties – a compelling innovation with significant growth potential 13

Achievements Internalization Capital Deployment Returns Capital Allocation Synthetic royalty opportunity is large and rapidly growing (1,2) Record year for RP synthetic royalty transactions ~$290bn biopharma industry funding (3) (Announced value) (2020-2024) ~2.5x Convertible Debt Existing royalties Synthetic Royalties $925m (~4%) Licensing deals $775m (upfront) $664m $375m $294m Follow-on equity offerings IPOs 2020 2021 2022 2023 2024 Source: Dealogic, Biomedtracker, internal estimates, Evaluate. 1. Includes capital raised through initial public offerings (IPOs), follow-on offerings, equity linked issuances and upfronts from licensing deals. 14 2. Royalty funding reflects announced value of transactions and includes associated equity investments. 3. Data reflects announced value of transactions, including milestones and contingent payments. Amount in 2024 also includes Cytokinetics development funding but excludes commercial launch funding.

Achievements Internalization Capital Deployment Returns Capital Allocation Deploying substantial capital with repeat partners Multiple benefits to long-term partnerships Capital deployed with repeat partners (~$15.5bn of announced transaction value since 2020) Speed of Information execution edge Ability to transact Potentially in-depth quickly given strong access to product base of existing information, strategy, New Repeat knowledge management partners partners ~$9.5bn ~$6bn (62%) (38%) Probability of Growth with transacting partner Strong existing Increases RP success relationships and rate and potential for already established future transactions with roadmap for success partner Note: Announced transaction value excludes equity investments. 15

Achievements Internalization Capital Deployment Returns Capital Allocation Consistently attractive returns amplified by conservative leverage Leverage benefit to target returns Royalty Pharma target returns 25 High teens to low 20s % 20 Benefit of Low teens conservative Teens % blended % Low teens % leverage 15 (1) average returns High-single to low-double-digit % 10 Roughly ~1/3 of royalty acquisitions funded with low-cost debt Estimated cost of capital 5 0 Approved Unapproved Unlevered Unlevered Levered returns royalties royalties returns returns Expect to consistently deliver attractive returns above cost of capital regardless of interest rate environment 1. Illustrative returns reflect a combination of actual results and estimated projected returns for investments from 2012 – 2024 based on analyst consensus sales projections (where applicable). IRR 16 (or returns) are calculated using total cash outflows and total cash inflows, in each case including royalties, milestones and other cash flows.

Achievements Internalization Capital Deployment Returns Capital Allocation Authorized new $3 billion share repurchase program Royalty Pharma’s capital allocation framework Royalty Pharma’s capital allocation framework • Rigorous framework for capital allocation, weighing More attractive royalty opportunities the attractiveness of each option • Board authorized $3.0bn share repurchase program Balanced approach More capital deployed (1) as part of evolving approach to return of capital between royalties and on royalties share repurchases • Intend to repurchase $2.0bn of shares in 2025 subject to market conditions; value repurchased Discount to intrinsic value Premium to intrinsic value will depend on discount to intrinsic value (share price) (share price) More share repurchases Build cash on balance sheet, • Royalty Pharma retains significant financial capacity pay down debt or increase for royalty transactions dividend distributions Less attractive royalty opportunities 1. The $3 billion share repurchase program replaces the company’s original $1 billion share repurchase program announced in March 2023 (of which $465m remained as of year-end 2024). 17

Achievements Internalization Capital Deployment Returns Capital Allocation Balancing acquiring royalties and increasing return of capital Capital Deployment Share repurchases Dividend • Capital Deployment guidance of $2.0-• Board authorized new $3bn share • Current dividend of $0.88 annually, $2.5bn per year repurchase program ~3.4% dividend yield (1) • Target returns maintained ; returns • Reflects confidence in Royalty Pharma’s • Commitment to grow dividend mid- have trended higher in recent years strong fundamental outlook single digits percentage annually • Strong commitment to investment grade • Intend to repurchase $2.0bn of shares • Track-record of consistent annual credit rating in 2025 subject to market conditions; dividend growth total value repurchased will depend on discount to intrinsic value See slide 20 for definitions 18 1. Target returns of high-single to low-double digits for approved products and teens for development-stage therapies.

Focus on value creation to drive compounding growth Our Delivering The unique strong opportunity model returns Golden age of life Industry pioneer and partner 13% top-line CAGR (1) (3) sciences innovation of choice (~56% market share) (2010-2020) >$1tn of capital needed to fund biopharma Model, scale and culture provide Attractive returns across innovation over next decade strong competitive advantages differing interest rate environments Royalties becoming a core funding modality Capital deployment target of 10% or more top-line CAGR (2) (3,4) (~$6.2bn of transaction value in 2024) $10-$12bn over 5-years expected from 2020-2030 CAGR: compound annual growth rate 1. Royalty Pharma market share of ~56% based on internal estimates and the value of all announced royalty transactions from 2012 through 2024. 2. Capital deployment target provided at May 17, 2022 Investor Day. See slide 20 for factors that may impact our capital deployment target. 19 3. Top-line refers to Royalty Pharma’s Portfolio Receipts. See slide 20 for definition and additional information. Historical data prior to our IPO derived from the business of our predecessor. 4. 2020-2030 growth target provided at May 17, 2022 Investor Day.

Footnotes (1) To aid in comparability, growth in 2020 is calculated based on pro forma 2019 results, which adjusts certain cash flow line items as if Royalty Pharma’s Reorganization Transactions (as described in the Company’s final prospectus filed with the SEC on June 17, 2020 (“Prospectus”)) and its initial public offering (“IPO”) had taken place on January 1, 2019. The most significant difference between the pro forma and reported figures is the new non-controlling interests that resulted from the Reorganization Transactions. The new contractual non-controlling interests arose in the Reorganization Transactions that results in a higher distribution to non-controlling interests on a pro forma basis as compared to prior historical periods. Less material differences also arise in Royalty receipts for other products as well as Payments for operating and professional costs, Interest paid, net and in the payments associated with our former interest rate swap contracts. (2) Portfolio Receipts is a key performance metric that represents our ability to generate cash from our portfolio investments, the primary source of capital that we can deploy to make new portfolio investments. Portfolio Receipts is defined as the sum of Royalty Receipts and Milestones and other contractual receipts. Royalty Receipts includes variable payments based on sales of products, net of contractual payments to the legacy non-controlling interests, that are attributed to Royalty Pharma. Milestones and other contractual receipts include sales-based or regulatory milestones payments and other fixed contractual receipts, net of contractual payments to the legacy non-controlling interests, that is attributed to Royalty Pharma. Portfolio Receipts does not include proceeds from equity securities or proceeds from purchases and sales of marketable securities, both of which are not central to our fundamental business strategy. Portfolio Receipts is calculated as the sum of the following line items from our GAAP consolidated statements of cash flows: Cash collections from financial royalty assets, Cash collections from intangible royalty assets, Other royalty cash collections, Proceeds from available for sale debt securities and Distributions from equity method investees less Distributions to legacy non-controlling interests - Portfolio Receipts, which represent contractual distributions of Royalty Receipts, milestones and other contractual receipts to RPSFT and the Legacy Investors Partnerships. Distributions to RPSFT substantially ended in December 2023 when we acquired the remaining interest in RPCT held by RPSFT. Long-term Outlook footnote Royalty Pharma’s long-term outlook is based on its most up-to-date view on its prospects as of May 17, 2022. This long-term outlook assumes no major unforeseen adverse events subsequent (3) to the date of this presentation. Growth outlook includes future royalty acquisitions. Furthermore, Royalty Pharma may amend its long-term outlook in the event it engages in new royalty transactions. See the information on slide 3 “Forward Looking Statements” for factors that may impact the long-term outlook. 20

Appendix

Internalization savings drives increased Portfolio Cash Flow % Portfolio (1) FY 2024 Internalization impact $ in millions Receipts ~2,800 No impact Portfolio Receipts Reduction to approximately 4-5% of Portfolio Receipts, compared to (230-240) Payments for operating and professional costs ~8.4% initial guidance of 8% to 9% in 2024 Cash savings will increase Adjusted EBITDA Adjusted EBITDA (non-GAAP) 2,560-2,570 ~91.6% Assumption of the Manager’s debt would have increased interest paid by (2) Interest paid, net (110-115) ~$20m in 2024 compared to guidance of ~$160m Portfolio Cash Flow (non-GAAP) 2,450-2,455 ~87.6% Cash savings will increase Portfolio Cash Flow $3bn authorization; intend to repurchase $2bn of shares in 2025 (3) Share count 594.1 Equity vests over 5 to 9 years Amounts may not add due to rounding. 1. See slide 20 for definitions and for additional information. 2. Reflects interest paid net of interest received on the company’s cash balance. 22 3. Reflects weighted-average Class A ordinary shares outstanding in millions.

Royalty Pharma to acquire RP Management for attractive value Comparable Multiples: Alternative Asset Managers vs RP Management Alternative Asset Manager RP Management • Peer group for RP Management is leading Alternative Asset Manager (3) (2) Trading Multiples Implied Transaction Multiples Transaction Multiples alternative asset managers, many of which (1) Implied Price / FRE have a publicly traded external manager RPM acquisition price ~23x implies a significant • Alternative asset managers also acquire other discount to peers managers, providing comparable acquisition multiples ~18x (2) • ~$1.1bn total consideration for RP Management provides attractive value for Royalty Pharma plc shareholders ~8-10x • Royalty Pharma acquisition of RPM implies significant discount to alternative asset managers on a comparison to both trading and transaction multiples 2026E LTM 2026E (median) (median) (RP Management) LTM: last twelve months 1. Includes Ares, Blackstone, Blue Owl, Brookfield Asset Management, and EQT. Calculated on market data as of 1/10/2025; FRE (Fee-Related Earnings) is a performance measure of profitability from revenues that are received on a recurring basis and not subject to realization events and is generally calculated as management fees less compensation and operating expenses. Pre-tax multiples are implied assuming an illustrative 12.5% average tax rate for public firms. Illustratively assumes public firm PRE valued at 12x; Pre-tax FRE per share figures implied by applying consensus 2026E FRE % composition of Distributable Earnings (DE) to 2026E implied pre-tax DE per share estimates 2. Includes Bridgepoint Group plc’s acquisition of Energy Capital Partners, TPG Inc.’s acquisition of Angelo Gordon, EQT AB’s acquisition of LSP, EQT AB’s acquisition of Exeter Property Group and Brookfield Asset Management Inc’s acquisition of Oaktree Capital Group, LLC. Median multiple is based on transaction price divided by last twelve months EBITDA. 23 3. RPM multiple range illustrates total deal value of ~$1.1 billion divided by 2026 RPM EBITDA and the implied equity value based on upfront cash of ~$100m and value of ~24.5 million shares using the price on date of the announcement (RPRX closing share price of $26.20 on 1/8/2025) divided by 2026 RPM pre-tax earnings.

On track to meet or exceed 5-year capital deployment target (2,3) Investing in approved and development-stage royalties 5-year capital deployment target (Transactions announced since January 1, 2022) (Transaction value; since January 1, 2022) 12 ~$10.2bn $10-12bn target 10 8 ~$7.4bn 6 2022 2023 2024 4 (1) aficamten olpasiran TEV-‘749 deucrictibant (1) MK-8189 KarXT ecopipam aficamten 2 CK-586 pelacarsen frexalimab 0 ampreloxetine 2022 2023 2024 2025 2026 2027 Actual Capital Deployment Announced value 1. Includes launch and development capital. 24 2. See slide 20 for factors that may impact our capital deployment target. 3. Capital deployment target provided at May 17, 2022 Investor Day. Development-stage Approved Transaction value ($ in bn)

Unique business model powering strong growth since IPO Royalty Receipts (year/year growth; $ in millions) +15% +12% +8% ~+13% +15% ~+12% +14% $732 ~$730 +10% $705 +9% +6% +11% +12% $651 +9% $637 +16% $616 $605 +7% $593 +14% +10% $584 $581 +11% +35% $545 +11% $537 +12% $530 +4% $511 +19% $500 $482 $472 $462 $445 -7% $371 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 (1) 2021 2022 2023 2024 2020 Portfolio $382 $462 $472 $484 $524 $475 $587 $543 $605 $524 $597 $1,064 $1,131 $545 $637 $736 $717 $608 $735 ~$740 Receipts 1. Growth rates are presented on a pro forma basis. See slide 20 for definition and additional information. 25

Important milestones expected in 2025 2025 Select expected upcoming events Q1 Q4 Q2 Q3 (1) trontinemab Phase 1/2b results for Alzheimer’s disease (2) TEV-‘749 Phase 3 safety results for schizophrenia (SOLARIS) (3) Cobenfy Phase 3 results in adjunctive schizophrenia (ARISE) Clinical (4) Trodelvy Phase 3 results for 1L metastatic triple-negative breast cancer (ASCENT-03) (3) pelacarsen Phase 3 results for cardiovascular disease (HORIZON) (3) aficamten Phase 3 results for oHCM compared to metoprolol succinate (MAPLE) (5) Tremfya EMA decision in ulcerative colitis (5) Tremfya FDA and EMA decisions in Crohn’s disease Regulatory (6) Cabometyx FDA decision in advanced neuroendocrine tumors (7) aficamten FDA decision in obstructive hypertrophic cardiomyopathy oHCM: obstructive hypertrophic cardiomyopathy; FDA: Food & Drug Administration; EMA: European Medicines Agency 1. Roche investor presentation, October 31, 2024. 2. Teva press release, September 21, 2024. 3. Clinicaltrials.gov. 4. Gilead Q3 earnings call transcript, November 6, 2024. 5. Royalty Pharma estimate based on the 26 Johnson and Johnson May 2024 filing date with EMA for Tremfya in ulcerative colitis and Crohn’s disease and June 2024 filing date with FDA for Tremfya in Crohn’s disease. 6. Exelixis press release, January 9, 2025. Cabometyx PDUFA date is April 3, 2025. 7. Cytokinetics press release, December 2, 2024. Aficamten PDUFA date is September 26, 2025.